UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a

THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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The Korea Fund, Inc.

Dear Fellow Stockholders:

The Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) of The Korea Fund, Inc. (the ‘‘Fund’’) is to be held at 2:00 p.m., Eastern time, on October 24, 2007, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th floor, New York, New York 10105. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope – postage-prepaid – in which to return your proxy card are enclosed. You may also vote by touch-tone telephone or through the internet by following the instructions on the enclosed proxy card.

At the Annual Meeting, your Board will be seeking your support to:

1.    Elect two Class I Directors.    Your Board has three classes of Directors, and stockholders are asked to elect the Directors of one of those classes at each annual meeting of stockholders.

2.    Approve proposals to amend certain of the Fund’s fundamental investment restrictions.    These proposals are the result of a project that your Board undertook in connection with the recent change in investment manager to review the investment restrictions governing the operation of the Fund. We found that many of these reflected regulatory requirements imposed at the time of the inception of the Fund that were no longer applicable. In order to avoid burdening the Fund’s investment manager with compliance with these unnecessary restrictions, which could in some instances have limited investment flexibility to the detriment of investment performance, your Board approved the elimination or modification of certain restrictions that could be changed by Board action to reflect current regulatory requirements and industry practice. However, certain of the Fund’s investment restrictions are deemed ‘‘fundamental’’ and can be changed only with stockholder approval. The purpose of these proposals is to modernize certain of the the Fund’s fundamental investment restrictions to avoid situations where such a fundamental investment restriction will prevent the Fund from taking advantage of opportunities that are legally permissible, consistent with the Fund’s investment strategy and believed to be advantageous to stockholders. Under the proposed restrictions, the Fund would have the ability to avail itself of such opportunities to the maximum extent permitted by law.

These proposals would not alter the Fund’s basic investment strategy. The Fund would still be subject to the requirement that it normally invest at least 80% of its net assets in securities of Korean companies and certain related instruments. Moreover, RCM Capital Management LLC and RCM Asia Pacific Limited, the Fund’s investment manager and sub-adviser (together, ‘‘RCM’’), have informed your Board that the proposed amendments are not currently expected to have a material effect on the management of the Fund.

The primary purpose of the proposal to amend the fundamental investment restriction relating to lending (and the only significant change contemplated by your Board at this time if the proposal is approved) is to take advantage of an increased limit on securities lending (from 25% of the Fund’s total assets to 33% of the Fund’s total assets). During the fiscal year ended June 30, 2006, as a result of your Board’s inquiries, the Fund initiated a securities lending program, which generated income of $1.2 million in the fiscal year ended June 30, 2006 and $1.6 million since its inception on December 14, 2005. Increased securities lending would provide the Fund with a greater opportunity to earn additional and most useful income.

The primary purpose of the proposal to amend the fundamental investment restriction relating to commodities and commodity contracts is to resolve any ambiguity that the Fund may invest in futures contracts (which are deemed to be commodity contracts under the U.S. Commodity Exchange Act).

None of the Fund’s investment strategies contemplate investment in physical commodities (e.g., grains, metal and foodstuffs) or contracts related to physical commodities, and your Board has no current intention of approving any changes to such investment strategies that would allow such investments. RCM also does not currently expect to utilize contracts related to financial commodities (e.g., currencies, indices and securities), but may do so in the future if conditions warrant. Your Board believes it would be beneficial to stockholders to provide RCM with this flexibility going forward given that market events that might call for the use of such investments often occur suddenly, and RCM might be unable to react most effectively if the Fund were required to solicit shareholder approval prior to RCM’s use of such investments.

Your Board has carefully considered these proposals and believes that they are in the best interests of stockholders. Therefore, your Fund’s Directors recommend that you vote in favor of the nominees for Class I Director and the amendments to the fundamental investment restrictions as outlined in the enclosed proxy statement.

Yours very sincerely,

Julian Reid
Chairman of the Board,
on behalf of the Board

STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

THE KOREA FUND, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) of The Korea Fund, Inc. (the ‘‘Fund’’) has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 24, 2007 at 2:00 p.m., Eastern time,

1.	To elect two Class I Directors of the Fund, each to hold office for a term of three years and until his successor shall have been duly elected and qualified;

2(a).	To consider and act upon the proposal to amend the fundamental investment restriction on lending;

2(b).	To consider and act upon the proposal to amend the fundamental investment restriction on commodities and commodity contracts; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 4, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or through the Internet. Please mark and mail your proxy or proxies, or vote by telephone or through the Internet, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the ‘‘Fund’’), for use at the Annual Meeting of Stockholders, to be held at the offices Allianz Global Investors Fund Management (‘‘AGIFM’’), 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 24, 2007 at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof (collectively, the ‘‘Meeting’’).

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the proxy card are first being mailed to stockholders on or about September 10, 2007 or as soon as practicable thereafter.

The Board has fixed the close of business on September 4, 2007 as the record date (the ‘‘Record Date’’) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter on which they are entitled to vote. As of the Record Date, there were [                                    ] shares of common stock of the Fund outstanding (the ‘‘Shares’’).

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting without voting will not revoke a valid proxy.

All properly executed proxies received in time for the Meeting (as explained on the enclosed proxy card) will be voted as specified in the proxy. Unless instructions to the contrary are marked, proxies will be voted:

Proposal 1. ‘‘FOR’’ the election of the Class I Director nominees, Julian Reid and Christopher Russell;

Proposal 2(a). ‘‘FOR’’ approval of the proposed amendment to the fundamental investment restriction on lending; and

Proposal 2(b). ‘‘FOR’’ approval of the proposed amendment to the fundamental investment restriction on commodities and commodity contracts.

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker ‘‘non-votes’’ will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will have the effect of a vote against the Proposal in question. See each Proposal herein for the voting requirement applicable to such Proposal.

The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2007 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2006, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710 or writing the Fund at 1345 Avenue of the Americas, New York, New York 10105.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. Only Class I Directors are up for election at the Meeting. The terms of the Class II and Class III Directors do not expire this year.

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each of the nominees listed below as a Class I Director of the Fund, each such nominee to serve for a term of three years and until his successor is duly elected and qualifies. Julian Reid and Christopher Russell are both currently Class I Directors. Each nominee has consented to stand for election and to serve if elected. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. For election of Class I Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning the Nominees

The following table sets forth certain information concerning the nominees for Class I Directors of the Fund.

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Julian Reid (63)	Nominee, Director and Chairman of the Board	Since 2004	Director and Chairman of the Board of Fund; Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (1994-1998, 2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager); Director of JF China Region Fund, Inc. (since 1997); and Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006).	1	None
Christopher Russell (58)	Nominee, Director	Since 2004	Director of the Fund; Associate of GaveKal Research (since 2001) (economic and asset strategy research). Director of each of British Airways Pension Investment Management Company Ltd. (since 2005); Candover plc (since 2004) (private equity); Salters Management Company Ltd. (since 2003) (charitable endowment); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust plc (since 2001); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); and Director and Chairman of F&C Event Driven Ltd. (since 2007) (fund of hedge funds). Formerly Director of Gartmore Investment Management plc (1997-2001).	1	None

Information Concerning Continuing Directors

The following table sets forth certain information regarding the Fund’s Class II and Class III Directors. As noted above, these Directors are not up for election this year.

Class II — Director Serving until 2008 Annual Meeting of Stockholders

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Kesop Yun (62)	Director	1999**	Director of the Fund; Professor (formerly Dean, 1999-2001), College of Business Administration, Seoul National University, Seoul, Korea ([TENURE]). Formerly Director of DWS Global Commodities Stock Fund, Inc. (2004-2005), DWS Global High Income Fund, Inc. (2001-2005) and The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Visiting Professor of London Business School (1997-1998); President, Korea Securities & Economy Institute (1994-1995) and Korea Tax Association (1994-1995).	1	None

Class III — Directors Serving until 2009 Annual Meeting of Stockholders

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Ronaldo A. da Frota Nogueira (69)	Director	2000	Director of the Fund; Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher) ([TENURE]); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) ([TENURE]); Member, Board of the Association of Certified International Investment Analysts (ACIIA); Director, Sovereign High Yield Investment Company Ltd. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).	1	None
Richard A. Silver (60)	Director	2006	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005); Treasurer & CFO, Fidelity Group of Mutual Funds (1997-2000).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
**	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

All Directors are considered by the Fund not to be ‘‘interested persons’’ of the Fund, the Fund’s investment manager, RCM Capital Management LLC (‘‘RCM’’ or the ‘‘Manager’’), or the Fund’s sub-adviser, RCM Asia Pacific Limited (‘‘RCM AP’’ or the ‘‘Sub-Adviser’’).

As of August 15, 2007, the dollar range of equity securities in the Fund owned by each Director was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Ronaldo A. da Frota Nogueira	Over $100,000	Over $100,000
Julian Reid	$10,001 – $50,000	$10,001 – $50,000
Christopher Russell	None	None
Richard A. Silver	$10,001 – $50,000	$10,001 – $50,000
Kesop Yun	None**	None

*	There are no other funds in the same family of investment companies as the Fund.
**	Mr. Yun, as a professor at Seoul National University, is subject to the ‘‘Code of Professional Ethics of Government Officials,’’ which currently prevents him from owning financial assets in foreign countries (including securities of the Fund).

As of June 30, 2007, all Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance.    The Fund’s Directors, certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Shares) are required to file forms reporting their relationship with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the ‘‘SEC’’) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors, the relevant officers and investment advisers, the relevant affiliated persons of the investment advisers and the persons who beneficially own more than ten percent of the Fund’s Shares has complied with all applicable filing requirements during the Fund’s respective fiscal year ended June 30, 2007, except that due to administrative oversight one late filing was made on Form 3 on behalf of Mark Konyn, an employee of RCM AP.

According to a Schedule 13D filing made with the SEC on August 10, 2007, the following stockholder owned beneficially more than 5% of the Fund’s outstanding Shares:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London Investment Group, PLC c/o City of London Investment Management Company Limited, 10 Eastcheap, London, EC3M ILX, England	4,367,034 shares[1]	17.99%

1	City of London Investment Group, PLC is deemed to have sole voting power and sole investment power with respect to the above number of shares through its control of City of London Investment Management Company Limited.

Except as noted above, to the best of the Fund’s knowledge, as of August [            ], 2007, no other person owned beneficially more than 5% of the Fund’s outstanding Shares.

Committees of the Board — Board Meetings

The Board of Directors of the Fund participated in over 20 meetings of the Board and its Committees held in person or by telephone during the fiscal year ended June 30, 2007. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund’s most recent annual stockholder meeting on October 25, 2006, all of the Directors attended in person.

The Board of Directors has an Executive Committee, an Audit Committee, a Valuation Committee and a Governance and Nominating Committee.

Audit Committee

The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund (‘‘Independent Directors’’), as defined in the Investment Company Act of 1940 Act, as amended (the ‘‘1940 Act’’), and chaired by Mr. Silver. The Audit Committee met three times during the fiscal year ended June 30, 2007. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Audit Committee’s purposes are (i) to oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures), and, as appropriate, the internal controls of certain Fund service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements; and (vi) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of Directors.

Audit Committee’s Pre-Approval Policies and Procedures.    The Audit Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm (i) to provide audit or permissible non-audit services to the Fund; and (ii) non-audit services to RCM or its control affiliates that relate directly to the Fund’s operations and financial reporting. The Audit Committee preapproves such services on at least an annual basis, and receives at least annually a report of all audit and non-audit services rendered in the previous calendar year by the Fund’s independent registered public accounting firm for the Fund and its Affiliated Service Providers (defined below). Such services, including services provided to Affiliated Service Providers, may be preapproved by the Audit Committee Chairman, or by any other member of the Audit Committee who is an Independent Director and to whom such responsibility has been delegated, so long as the aggregate fees for such services do not exceed certain maximum amounts. In such case, the Audit Committee must be notified of such preapproval at its next regularly scheduled meeting.

At a meeting held on July 26, 2007, the Audit Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (‘‘PWC’’) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2008. The Fund’s financial statements for the fiscal years ended June 30, 2007 and June 30, 2006 were audited by PWC.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2007 included in the Fund’s 2007 Annual Report (the ‘‘Annual Report’’), at a meeting held on August 21, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.

The Audit Committee currently consists of all of the Independent Directors.

Governance, Nominating and Remuneration Committee

The Governance, Nominating and Remuneration Committee is comprised of all of the Independent Directors and is chaired by Mr. Nogueira. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds.

The primary purposes and responsibilities of the Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board as independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board and Board committees and making recommendations to the Board as deemed appropriate by the Committee; and (v) establishing and reviewing Director compensation.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to) (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

The Board of Directors has adopted a written charter for the Governance, Nominating and Remuneration Committee. The charter, which was revised as of [[August 27, 2007]], is attached to this Proxy Statement as Appendix A and available at the Fund’s web site, www.thekoreafund.com.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter (which is part of Appendix A hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with these procedures will not be considered by the Committee. The Governance, Nominating and Remuneration Committee has full discretion to reject nominees recommended by Stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Executive Committee

The Executive Committee is empowered with, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Mr. Reid serves on the Executive Committee. Messrs. Nogueira, Russell, and Yun serve as alternate members on the Executive Committee. Directors receive no fees for service on the Executive Committee.

Valuation Committee

The Board of the Fund has a Valuation Committee consisting of Messrs. Nogueira and Russell. Mr. Reid serves as an alternate. Directors receive no fees for service on the Valuation Committee. The Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Investment Committee

The Board has an Investment Committee consisting of all Directors and chaired by Mr. Russell. Directors receive no fees for service on the Investment Committee. The Board has delegated to the Committee the responsibility to monitor the performance of the Fund and its peer group of funds.

Korean Affairs Committee

The Board has a Korean Affairs Committee consisting of all Directors and chaired by Mr. Yun. Directors receive no fees for service on the Korean Affairs Committee. The Board has delegated to the Committee the responsibility to monitor the political, economic and market developments (particularly of the securities industry and its regulation) in South Korea.

Services Billed by PWC to the Fund.

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PWC are shown in the table below:

Fiscal Year Ended	Audit Fees
June 30, 2007	$78,500
June 30, 2006	$65,150

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, attestation reports and comfort letters. For the Fund’s last two fiscal years, the Audit-Related Fees billed by PWC are shown in the table below.

Fiscal Year Ended	Audit-Related Fees
June 30, 2007	$0
June 30, 2006	$225

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PWC to the Fund.

Fiscal Year Ended	Tax Fees
June 30, 2007	$8,000
June 30, 2006	$20,000

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For the Fund’s last two fiscal years, no such fees were billed by PWC to the Fund.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Services Billed by PWC to the Fund’s Manager and Affiliated Fund Service Providers.

The following table sets forth the aggregate fees that PWC billed to RCM and any entity controlling, controlled by or under common control with RCM (‘‘Control Affiliate’’) that provides ongoing services to the Fund (‘‘Affiliated Fund Service Provider’’) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended	Audit-Related Fees Billed to RCM and Affiliated Fund Service Providers	Tax Fees Billed to RCM and Affiliated Fund Service Providers	All Other Fees Billed to RCM and Affiliated Fund Service Providers
June 30, 2007*	$0	$2,099,057	$150,000
June 30, 2006*	$0	$1,800,805	$93,350

*	RCM became the Fund’s Manager on April 1, 2007.

The fees disclosed in the tables above under the caption ‘‘Audit-Related Fees’’ are the fees billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures performed by PWC. The fees disclosed in the table above under the caption ‘‘Tax Fees’’ are the fees billed for consultation services and agreed-upon procedures performed by PWC.

Non-Audit Services

The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to RCM and Affiliated Fund Service Providers (engagements related to Fund operations and financial reporting) (B)	Total Non-Audit Fees Billed to RCM and Affiliated Fund Service Providers (all other engagements) (C)	Total of Columns A, B, and C
June 30, 2007*	$8,000	$2,099,057	$150,000	$2,257,057
June 30, 2006*	$20,225	$1,800,805	$93,350	$1,914,380

*	RCM became the Fund’s Manager on April 1, 2007.

The Fund’s Audit Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, RCM and Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence. [No non-audit related services have been performed by PWC for the Fund, RCM and Affiliated Fund Service Providers since RCM assumed the role of Manager for the Fund on April 1, 2007.]

Representatives of PWC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Stockholder Communications with the Board of Directors

The Board of Directors of the Fund has adopted procedures by which Fund Stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, The Korea Fund, Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (‘‘CLO’’), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of Shares held by the stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal.

In addition, the Chairman of the Board is happy to receive communications directly from any stockholder at julianreid@btopenworld.com.

Executive and Other Officers of the Fund.    The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager, the Sub-Adviser or their affiliates are not compensated by the Fund.

Name, Address and Date of Birth	Position(s) with the Funds	Length of Time Served	Other Positions
Robert Goldstein 4 Embarcadero Center, San Francisco, CA 94111 2/8/1963	President and Chief Executive Officer	Since April 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC; Member of RCM’s Management Committee; Mr. Goldstein joined RCM in 1996. Prior to joining RCM, Mr. Goldstein was an associate in the New York, London and Prague offices of Weil, Gotshal & Manges where his practice primarily focused on cross-border transactions and general corporate matters.
Brian S. Shlissel 1345 Avenue of the Americas, New York, NY 10105 11/14/1964	Treasurer, Principal Financial and Accounting Officer	Since April 2007	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee of 8 funds in the Allianz Global Investors Fund Complex; President and Chief Executive Officer of 33 funds in the Allianz Global Investors Fund Complex; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Allianz Global Investors Fund Complex since 2005.
Lawrence G. Altadonna 1345 Avenue of the Americas, New York, NY 10105 03/10/1966	Assistant Treasurer	Since April 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 35 funds in the Allianz Global Investors Fund Complex.
Thomas J. Fuccillo 1345 Avenue of the Americas, New York, NY 10105 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since April 2007	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 68 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since April 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 68 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004); Audit Manager, PricewaterhouseCoopers LLP (1996–2002).
Lagan Srivastava 1345 Avenue of the Americas, New York, NY 10105 09/20/1977	Assistant Secretary	Since April 2007	Assistant Secretary of 68 funds in the Allianz Global Investors Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Transactions with and Remuneration of Directors and Officers

The Board’s remuneration policy is to emphasize commitment to the Fund, involvement in Fund issues and attendance by directors at Board meetings. Directors receive an annual retainer fee of $14,000, except the Chairman of the Board, who receives an additional $12,000 annual retainer fee. Except as noted above, each Independent Director receives a fee, paid by the Fund, of $3,000 per Directors’ meeting attended. The Chairman of the Audit Committee receives an additional $7,000 annual fee for serving in that capacity. Each Independent Director also receives $3,000 per committee meeting attended. In the past two years, due to unusual activity with respect to the Fund (including the review of the Fund’s investment manager and the search for and engagement of a new investment manager, the transition process of the new investment manager and the conversion to a new sub-administrator), the workload falling on the Board as a whole and on specific individual Directors has increased considerably, causing Directors to have met more frequently and to have performed special assignments for the Fund more than they would under normal circumstances. It is expected that the need for such extraordinary meetings and other special assignments will be reduced in the future. Under a more normal Board meeting schedule (assuming that the Board holds four quarterly meetings, two audit committee meetings and one contract renewal meeting) with no special assignments for Directors, the annual compensation paid to a Director (other than the Chairman of the Board and the Chairman of the Audit Committee) that attended all such meetings would be $35,000.

In addition, each Independent Director is eligible to receive, subject to approval in advance from the Governance, Nominating and Remuneration Committee, a per diem fee for a full day of $1,500 or a pro-rated fee for a lesser period as compensation for taking on special assignments at the request of the Board. Given the unusual activity with respect to the Fund during the year, Mr. Reid, as Chairman of the Board, and Mr. Russell, as Chairman of the Investment Committee, carried out such assignments. RCM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. The Fund’s other officers are also officers, employees, or stockholders of RCM’s affiliates and are paid a salary by those firms. The Fund makes no direct payments to its officers.

The following Compensation Table provides the aggregate compensation received by each Director from the Fund for the fiscal year ended June 30, 2007. For the calendar year ended December 31, 2006, the Directors and nominees received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same ‘‘fund complex’’ as the Fund. None of the Directors serves on any other registered investment company in the fund complex advised by RCM and its affiliates. The Fund does not pay retirement benefits to its Directors.

Compensation Table

Independent Director/Nominee	Aggregate Compensation from the Fund for the Fiscal Year Ended June 30, 2007	Total Compensation from the Fund and Fund Complex* Paid to Directors/Nominees for the Calendar Year Ended December 31, 2006
Ronaldo A. da Frota Nogueira	$74,000	$63,500
Julian Reid	$121,175	$90,500
Christopher Russell	$84,688	$63,500
Richard A. Silver**	$83,315	$48,815
Kesop Yun	$65,000	$54,500

*	The ‘‘Fund Complex’’ includes only funds advised by RCM and its affiliates. RCM took over as Manager for the Fund as of April 1, 2007.
**	Mr. Silver was appointed as a Director on July 12, 2006.

Required Vote.    Election of the nominees for Class I Directors, Messrs. Reid and Russell, requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon.

The Directors unanimously recommend that you vote FOR the election of each nominee set forth in Proposal 1.

PROPOSALS 2(A) AND (B): APPROVAL TO CHANGE CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS

The Directors have approved and recommend that Fund stockholders approve certain changes to the Fund’s fundamental investment restrictions described below. The purpose of these changes is to increase the Fund’s investment flexibility consistent with the Fund’s current investment objective and policies. The Directors believe that by changing the fundamental investment restrictions, as described below, the Fund will avoid situations where a fundamental restriction will prevent the Fund, absent another stockholder vote, from taking advantage of opportunities that are legally permissible, consistent with the Fund’s investment strategy and believed to be advantageous to stockholders. Under the proposed restrictions, the Fund would have the ability to avail itself of such opportunities. Fund stockholders should note that the proposed changes will have no effect on the Fund’s policy that it normally invest at least 80% of its net assets in securities of Korean companies and certain related instruments. The adoption of a Proposal hereunder is not contingent on the adoption of any other Proposal hereunder.

Required Vote.    As provided in the 1940 Act, an amendment to any of the Fund’s fundamental investment restrictions requires the approval of the majority of the outstanding Shares of the Fund, which means the affirmative vote of the lesser of (1) 67% of the Shares of the Fund that are present at the Annual Meeting of Stockholders, if the holders of more than 50% of the Shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or (2) more than 50% of the Shares of the Fund outstanding on the Record Date. If the vote required to approve a Proposal hereunder is not obtained, the fundamental investment restriction that was the subject of such Proposal will not be changed, and the Directors will consider what other actions to take in the best interests of the Fund.

The Directors unanimously recommend that you vote FOR Proposals 2(a) and (b).

PROPOSAL 2(a): APPROVAL TO AMEND THE FUND’S FUNDAMENTAL
INVESTMENT RESTRICTION WITH RESPECT TO LENDING

The Directors recommend that the Fund’s fundamental investment restriction with respect to lending be amended in order to provide the Fund with the flexibility to make loans to the fullest extent permitted by the 1940 Act. The proposed amendment thereby removes the existing restrictions regarding loans generally, securities loans and repurchase agreements with a maturity longer than seven days. The current restriction states that the Fund:

‘‘May not make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities which are not readily marketable being limited to 10% of the Fund’s total assets) to the extent permitted under applicable law. (This restriction does not prohibit the Fund from lending securities in its portfolio representing up to 25% of its total assets, taken at market value.)’’

The proposed fundamental investment restriction is set forth below:

‘‘The Fund may make loans to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.’’

The 1940 Act restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund’s investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund (a ‘‘Control Relationship’’). Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. In addition, SEC staff guidance currently provides that a Fund may make loans of securities equal in value to no more than 50% of the Fund’s net assets (33% of its total assets, including collateral from securities loans). Therefore, the proposed amendment to the fundamental investment restriction set forth above will permit the Fund (i) to make securities loans to the extent provided by SEC staff guidance (currently up to 50% of its net assets) and (ii) to make other loans (including entering into repurchase agreements with a maturity longer than seven days) without limit, so long as they are consistent with the Fund’s investment policies and are not made to persons in a Control Relationship with the Fund.

The Fund is exposed to certain risks as a result of making loans. To the extent the Fund uses the increased flexibility provided by the proposed amendment, the Fund would be exposed to these risks to a greater extent. These risks include the failure of the counterparty to repay a loan, delays in recovering loaned assets and delays in the ability to exercise rights in collateral (if any) should the counterparty become insolvent (or the complete loss of such rights). In addition, the proceeds from the sale of any collateral upon a counterparty’s default may be less than the amount the Fund would have otherwise been entitled to receive under the terms of the loan. In the case of securities loans, any loss in the market price of securities loaned by the Fund that occurs during the term of the loan will be borne by the Fund and may adversely affect the Fund’s performance. In the case of repurchase agreements with a maturity longer than seven days, the Fund may have difficulty valuing such agreements, disposing of them promptly or selling them at the best price.

PROPOSAL 2(b): APPROVAL TO AMEND THE FUND’S
FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
INVESTMENTS IN COMMODITIES AND COMMODITY CONTRACTS

The Directors recommend that the Fund’s fundamental investment restriction with respect to investments in commodities and commodity contracts be amended in order to provide the Fund greater flexibility to invest in a range of commodities, commodity contracts or investments which might for certain technical reasons be considered to be commodities or commodity contracts. The current restriction states that the Fund:

‘‘May not buy or sell commodities or commodity contracts . . . although it may purchase and sell securities which are secured by . . . commodities and securities of companies which invest or deal in . . . commodities.’’

The proposed fundamental restriction is set forth below:

‘‘The Fund may buy or sell commodities and commodity contracts to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.’’

The breadth of the Fund’s current fundamental investment restriction is ambiguous. Although it could be read to prohibit the Fund from investing in all futures contracts (which are considered to be commodity contracts under the U.S. Commodity Exchange Act), the Fund’s most recent registration statement states that the Fund may invest in futures contracts, subject to certain restrictions. These restrictions prohibit the Fund from entering into futures contracts (i) if more than 20% of the value of the Fund’s total assets would be committed to the completion of such contracts or if doing so would violate restrictions imposed by the U.S. Internal Revenue Code of 1986, as amended, (ii) if the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency, (iii) with a term greater than one year, (iv) if in RCM AP’s view a liquid market for such contracts does not exist and (v) to protect the value of the Fund’s portfolio securities on a regular basis. Therefore, approval of the proposed fundamental investment restriction would not only resolve this ambiguity (clarifying that the Fund may enter into futures contracts), but it would also provide RCM AP with the flexibility to use futures contracts to a greater extent (without the limitations described above). As discussed below, it is not currently expected that this increased flexibility will result in a material change in the manner in which the Fund is managed.

The current fundamental investment restriction of the Fund prohibits the purchase and sale of commodities or commodity contracts. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Financial commodities include currencies, securities and indices. Currently, the 1940 Act does not prohibit investments in commodities or contracts related to commodities. As a result, if this proposal is approved, the Fund would not be restricted from purchasing and selling commodities or commodity-related instruments. However, none of the Fund’s investment strategies currently contemplate investments in physical commodities or contracts related to physical commodities, and RCM AP does not currently anticipate proposing any changes to such investment strategies to allow investments in physical commodities.

On the other hand, although RCM AP does not currently anticipate that the Fund will invest in contracts related to financial commodities, it may do so at a later date if conditions warrant. In particular, the Fund may invest in Korean stock index futures contracts under various circumstances. For example, the Fund may sell Korean stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase Korean stock index futures to gain rapid market exposure that may in part or entirely offset increases in the cost of the stocks that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of stocks. At present, the Fund is prohibited by the U.S. Commodity

Exchange Act from purchasing or selling Korean stock index futures contracts. Therefore, approval of this Proposal would give the Fund the right to purchase and sell such contracts without limit should such activities become lawful in the future, as a result of an application by the Fund or otherwise. No-action relief from the U.S. Commodity Futures Trading Commission that would permit the purchase or sale of KOSPI 200 futures contracts traded on The Korea Exchange (Future Market Division) is currently pending approval.

As detailed above, amending this investment restriction is not currently expected to have a material effect on the management of the Fund, but would provide the Fund with flexibility to invest in commodities and contracts related to commodities in the future to the extent that RCM AP and the Fund’s Board determine such investments could assist the Fund in achieving its investment objectives and are consistent with the best interests of the Fund’s shareholders. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. For example, certain risks could arise from the possibility of imperfect correlations among movements in the prices of contracts purchased or sold by the Fund, of the underlying commodity, security, index or currency and, in the case of hedging transactions, of the liability or assets that are the subject of the hedge. The successful use of these strategies further depends on the ability to forecast market movements correctly. While the Fund may enter into such contracts for hedging purposes, changes in prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Further, commodity contracts typically entail leverage, involve costs and may result in losses. In the case of stock index futures contracts, there may be an imperfect correlation between the Fund’s portfolio holdings of securities and futures contracts entered into by the Fund. This imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of losses. If the Fund were to invest in a physical commodity or commodity-related instrument, it would be subject to the additional risks of that particular physical commodity and its related market. Other risks could arise from the potential inability to close out positions in commodity contracts. There can be no assurance that the Fund will be able to close out a contract in a timely manner or at all, in which case the Fund may suffer a loss.

ADDITIONAL INFORMATION

Manager, Sub-Adviser and Sub-Administrator.    RCM, the Manager, is located at Four Embarcadero Center, San Francisco, California 94111. The Manager retains its affiliate, RCM AP, as Sub-Adviser to manage the Fund’s investments. RCM AP is located at 21st Floor, Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong.

RCM was founded as Rosenberg Capital Management and began managing assets in 1970. RCM is wholly owned by RCM US Holdings LLC (‘‘US Holdings’’). US Holdings is a Delaware limited liability company. RCM AP was formed in 2006 and licensed by the Hong Kong SFC and U.S. Securities and Exchange Commission in January of 2007. RCM AP is succeeding to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM and RCM AP are wholly owned indirect subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

AGIFM is the Fund’s sub-administrator and has its principal offices at 1345 Avenue of the Americas, New York, New York 10105.

Legal Proceedings

The disclosure below relates to AGIFM, certain of its affiliates and their employees. The events described below occurred prior to the appointment of AGIFM as sub-administrator. The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory activities relating to the Fund.

In June and September 2004, AGIFM and certain of its affiliates agreed to settle, without admitting or denying the allegations, claims brought by the SEC, the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by an affiliate of AGIFM. In February 2006, the plaintiffs voluntarily dismissed RCM from the consolidated market timing lawsuits. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf-space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing’’ and ‘‘revenue sharing/shelf-space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against AGIFM, or its affiliates or related injunctions. The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this document.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AGIFM. The Fund has retained The Altman Group, 60 East 42nd Street, New York, New York 10165 to assist in the proxy solicitation. The Altman Group will be paid a fee not to exceed $37,000 plus expenses. The costs and expenses connected with the solicitation of proxies by the Fund’s officers or Altman Group, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 10, 2007. As mentioned above, The Altman Group will assist in the solicitation of proxies.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Altman if their votes have not been received. Authorization to permit Altman to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this Proxy Statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact The Altman Group toll-free at [insert tel number]. Any proxy given by a stockholder is revocable until voted at a meeting. See ‘‘Proxy Statement-General.’’

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 24, 2007, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to vote at the Meeting and present thereat in person or by proxy, and will be effective to adjourn the Meeting without further notice to a date not more than 120 days following the Record Date. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2007 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Allianz Global Investors Fund Management LLC, at 1345 Avenue of the Americas, New York, New York 10105 by [May    , 2008]. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2007 annual meeting of stockholders that are not included in the proxy statement and form of proxy, but that were timely received by the Fund. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

September 7, 2007

APPENDIX A
THE KOREA FUND, INC.
GOVERNANCE, NOMINATING AND REMUNERATION COMMITTEE CHARTER
ADOPTED APRIL 7, 2004 (AND REVISED AS OF AUGUST 27, 2007)

The Board of Directors (the ‘‘Board’’) of The Korea Fund, Inc. (the ‘‘Fund’’) has adopted this Charter to govern the activities of the Governance, Nominating and Remuneration Committee (the ‘‘Committee’’) of the Board.

Statement of Purpose and Responsibility

The primary purposes and responsibilities of the Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) the screening and nomination of candidates for election to the Board as independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board and Board committees and making recommendations to the Board as deemed appropriate by the Committee; and (v) establishing and reviewing Director compensation.

Organization and Governance

The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not fewer than two (2) Directors. The Committee must consist entirely of Board members who are not ‘‘interested persons’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of all of the Committee members, or such lesser number as may be permitted by applicable law. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting have two way communication with all others.

Qualifications for Director Nominees

A Director candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by the following sources: (i) shareholders of the Fund (see below); (ii) the Fund’s current Directors; and (iii) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee). If a shareholder properly submits a candidate to the Committee, the Committee (or a subset thereof) will make themselves available to interview the candidate prior to the time the Committee makes a final determination regarding the candidate.

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Director candidates that it deems qualified to serve as independent Directors on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for The Korea Fund, Inc.

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder/stockholder must submit any such recommendation (a ‘‘Shareholder Recommendation’’) in writing to the Fund, to the attention of the Chairman or Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of The Korea Fund, Inc. not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the Board or shareholder meeting at which the nominee would be elected, regardless of any postponement, deferral, or adjournment of that meeting to a later date.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the ‘‘candidate’’); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an ‘‘interested person’’ of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an ‘‘interested person,’’ information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 24, 2007

The undersigned hereby appoints Brian Shlissel, Thomas J. Fuccillo and Lawrence G. Altadonna, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 24, 2007 at 2:00 p.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST ‘‘FOR’’ PROPOSALS 1, 2(A) and 2(B). THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED.

SEE REVERSE SIDE

THE KOREA FUND, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [insert tel number], 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 2:00 p.m. Eastern time on October 24, 2007.

INTERNET VOTING

Visit the Internet voting Web site at http://[                                ]. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 2:00 p.m. Eastern time on October 24, 2007.

VOTING BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope to Altman Group [insert address]. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER
CONTROL NUMBER

  DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL

The Board of Directors of the Fund recommends that Stockholders vote ‘‘FOR’’ Proposals 1, 2(a) and 2(b).

1. THE ELECTION OF
TWO DIRECTORS
NOMINEE: CLASS I:	FOR ALL (except as marked to the contrary below)	WITHHOLD ALL
Julian Reid
Christopher Russell
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

	FOR	AGAINST	ABSTAIN
2(a).THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING.
	FOR	AGAINST	ABSTAIN
2(b).THE APPROVAL OF THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION ON COMMODITIES AND COMMODITY CONTRACTS.

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.
Date: , 2007

Signature(s)

Signature(s)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.